TPLIC Letterhead

September 2, 2016

VIA EDGAR

Securities and Exchange Commission
100 F Street NE
Washington, D.C. 20549

Re:	WRL Series Life Account G of Transamerica® Premier Life Insurance Company, SEC File No. 811-21929
➢	WRL Benefactor, Registration No. 333-199066
➢	WRL Evolution, Registration No. 333-199065
➢	Transamerica Freedom® Asset Advisor, Registration No. 333-199064

               Rule 30b2-1 Filing

Dear Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the "Act"), Transamerica Premier Life Insurance Company (formerly, Western Reserve Life Assurance Co. of Ohio) (the "Company") on behalf of the Registrant, recently sent (or will send) to its policyholders the semi-annual reports dated June 30, 2016 for the underlying management investment company listed below (the "Fund"). This filing constitutes the filing of that report as required by Rule 30b2-1 under the Act:

ANNUAL REPORT FILINGS:
Access One Trust, SEC File No. 811-21634
AllianceBernstein Variable Products Series Fund, Inc.  SEC File No. 811-05398
Fidelity Variable Insurance Products Fund II, SEC File No. 811-05511
Franklin Templeton Variable Insurance Products Trust SEC File No. 811-05583
ProFunds, SEC File No. 811-08239
Transamerica Series Trust, SEC File No. 811-04419

Some of the funds included in each Fund Company's semi-annual report filings may not be available under every Policy offered by the Registrant.

The Company understands that the Funds have filed, or will file, their semi-annual reports with the commission under the separate cover, pursuant to Rule 30d-1.

To the extent necessary, these filings are incorporated herein by reference. If you have any questions regarding this filing, please contact me at (727) 299-1830 or Carol Parker at (727) 299-1770.

Sincerely,

/s/Arthur D. Woods

Arthur D. Woods
Transamerica Premier Life Insurance Company